UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 27, 2024

180 LIFE SCIENCES CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38105	90-1890354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 El Camino Real, Bldg. 4, Suite 200 Palo Alto,CA	94306
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 507-0669

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ATNF	The NASDAQ Stock Market LLC
Warrants to purchase shares of Common Stock	ATNFW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

180 Life Sciences Corp. is filing this Amendment No. 1 to its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 31, 2024 (the “Original Report”) to include (a)  Item 3.03; and (b) Item 5.01, below, which were inadvertently left out of the Original Report. Except as stated in this Explanatory Note, this Amendment No. 1 does not otherwise change or update the disclosure set forth in the Report.

Item 3.03 Material Modification to Rights of Security Holders.

The information and disclosure in Item 5.01 below regarding the voting rights of the Series B Convertible Preferred Stock is incorporated by reference into this Item 3.03.

Item 5.01 Changes in Control of Registrant.

On December 27, 2024, at the Annual Meeting (defined below in Item 5.02), stockholders of 180 Life Sciences Corp. (the “Company,” “we,” “our,” or “us”), approved among other things, the issuance of shares of common stock of the Company upon conversion of the Company’s 1,000,000 shares of outstanding Series B Convertible Preferred Stock (“Stockholder Approval”). As a result of the Stockholder Approval, the 1,000,000 shares of Series B Convertible Preferred Stock, as discussed in Item 8.01 below, convert into a fixed number of 1,813,000 shares of common stock, 1.813 per share of Series B Convertible Preferred Stock.

Pursuant to the Certificate of Designations of 180 Life Sciences Corp. Establishing the Designations, Preferences, Limitations and Relative Rights of Its Series B Convertible Preferred Stock (the “Series B Designation”), which was filed with, and became effective with, the Secretary of State of Delaware on September 30, 2024, upon Stockholder Approval, in addition to the limited voting rights and protective provisions associated with the Series B Preferred Stock which applied prior to Stockholder Approval, and in addition to the conversion rights discussed in Item 8.01, below, each holder of outstanding shares of Series B Convertible Preferred Stock is entitled to cast 1.813 votes on all stockholder matters as of the record date for determining stockholders entitled to vote on each stockholder matter. Fractional votes shall not however, be permitted and any fractional voting rights available on an as-converted to common stock basis (after aggregating all fractional shares into which shares of Series B Convertible Preferred Stock held by each holder could be converted) shall be rounded down to the nearest whole share. Except as provided by law or by the other provisions of the Certificate of Incorporation or the Series B Designation, holders of Series B Convertible Preferred Stock vote together with the holders of common stock as a single class and there is no series voting.

As a result of the voting rights associated with the Series B Convertible Preferred Stock, effective on December 27, 2024, Elray Resources, Inc., the holder of all 1,000,000 outstanding shares of Series B Convertible Preferred Stock, obtained the right to vote 1,813,000 total voting shares pursuant to its ownership of the Series B Convertible Preferred Stock, on all stockholder matters, representing 36.3% of the Company’s outstanding voting shares (with 3,176,999 shares of common stock issued and outstanding as of the date of this Report and 4,989,999 total voting shares when including the voting rights of the Series B Convertible Preferred Stock).

Also as discussed below in Item 8.01, Elray Resources, Inc. holds warrants to purchase up to 3,000,000 shares of common stock of the Company with an exercise price of $1.68 per share and cashless exercise rights, which as a result of the approval of the stockholders of the Company for the issuance of shares of common stock upon exercise thereof at the Annual Meeting, as discussed in Item 5.07, below, are now exercisable at any time at the option of Elray Resources, Inc.

Except as discussed above, the Company is not aware of any arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the registrant.

The transaction pursuant to which Elray Resources, Inc. acquired the Series B Convertible Preferred Stock and warrants to purchase 3,000,000 shares of common stock is described in greater detail in the Current Report on Form 8-K filed by the Company with the SEC on October 3, 2024.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 27, 2024, at the 2024 Annual Meeting (the “Annual Meeting”) of the stockholders of the Company, the stockholders of the Company approved the Third Amendment (“Third Amendment”) to the 180 Life Sciences Corp. 2022 Omnibus Incentive Plan (the Second Amended and Restated 2022 Omnibus Incentive Plan, as amended by the Third Amendment, the “OIP”) in accordance with the voting results set forth below under Item 5.07. The Third Amendment was originally approved by the Board of Directors of the Company on October 29, 2024, subject to stockholder approval and the Third Amendment became effective at the time of stockholder approval.

The material terms of the OIP, as amended by the Third Amendment, were described in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) under the caption “Proposal 2 – Adoption of the Third Amendment to the 180 Life Sciences Corp. 2022 Omnibus Incentive Plan” filed with the Securities and Exchange Commission (SEC) on November 12, 2024. Awards under the OIP may be made in the form of performance awards, restricted stock, restricted stock units, stock options, which may be either incentive stock options or non-qualified stock options, stock appreciation rights, other stock-based awards and dividend equivalents. Awards are generally non-transferable. Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, the aggregate number of shares of common stock which may be issued pursuant to awards under the OIP is 1,000,000. The 1,000,000 share limit also applies to the total number of incentive stock options which may be awarded pursuant to the terms of the OIP. The Third Amendment increased the maximum number of shares available to be issued under the OIP from 223,679 shares to 1,000,000 shares.

Employees, non-employee directors, and consultants of the Company and its subsidiaries are eligible to participate in the OIP. Incentive stock options may be granted under the OIP only to employees of our company and its subsidiaries. Employees, directors and consultants of our company and its affiliates are eligible to receive all other types of awards under the OIP.

The above description of the Third Amendment and the OIP does not purport to be complete, and is qualified in its entirety by reference to the full text of the Third Amendment and the OIP as amended by the Third Amendment, which are attached hereto as Exhibits 10.1 and 10.2, and are incorporated by reference into this Item 5.02.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, stockholders representing 759,363 shares of the Company’s capital stock entitled to vote at the Annual Meeting were present in person or by proxy representing 38.4% of the voting shares issued and outstanding on the record date of October 31, 2024, and constituting a quorum to conduct business at the Annual Meeting. The following sets forth the matters that were voted upon by the Company’s stockholders at the Annual Meeting and the voting results for such matters. These matters are described in more detail in the Proxy Statement.

Proposal 1

The two individuals listed below were elected at the Annual Meeting to serve as Class II directors of the Company, each to serve a term of two years and until their respective successors have been elected and qualified, or until such director’s resignation or removal, by the following vote:

Director Nominee	For	Withheld	Broker Non-Votes
Blair Jordan	237,056	31,225	491,082
Ryan Smith	237,192	31,089	491,082

No stockholders abstained from voting on the appointment of the directors of the Company as discussed above.

Proposal 2

A management proposal to approve the adoption of the Third Amendment to the 180 Life Sciences Corp. 2022 Omnibus Incentive Plan, was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
227,500	29,687	11,094	491,082

Proposal 3

A management proposal to approve on an advisory (non-binding) basis named executive officer compensation, as described in the Proxy Statement, was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
226,777	29,194	12,310	491,082

Proposal 4

A management proposal to approve the issuance of more than 20% of the Company’s issued and outstanding common stock upon the conversion of Series B Convertible Preferred Stock for the purpose of complying with Nasdaq Listing Rules 5635(a) and (b) , as described in the Proxy Statement, was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
251,556	5,012	11,713	491,082

Proposal 5

A management proposal to approve the issuance of more than 20% of the Company’s issued and outstanding common stock upon the exercise of certain outstanding warrants to purchase shares of common stock for the purpose of complying with Nasdaq Listing Rules 5635(a) and (b), as described in the Proxy Statement, was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
251,571	5,071	11,639	491,082

Proposal 6

A management proposal to ratify the appointment of M&K CPAs, PLLC, as the Company’s independent auditors for the fiscal year ending December 31, 2024, was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
745,032	3,590	10,741	—

Item 8.01. Other Events

The information provided in Item 5.07 is hereby incorporated by reference.

As a result of the approval of Proposal No. 4 above, the Company’s 1,000,000 outstanding shares of Series B Convertible Preferred Stock are now convertible into common stock pursuant to their terms at a fixed conversion ratio of 1.318 shares of common stock for each 1 share of Series B Convertible Preferred Stock converted, or an aggregate of 1,318,000 shares of common stock.

As a result of the approval of Proposal No. 5 above, outstanding warrants to purchase up to 3,000,000 shares of common stock with an exercise price of $1.68 per share and cashless exercise rights, are now exercisable.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1*	Third Amendment to 180 Life Sciences Corp. 2022 Omnibus Incentive Plan
10.2*	Third Amended and Restated 180 Life Sciences Corp. 2022 Omnibus Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed as exhibits to the Original Report and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

180 LIFE SCIENCES CORP.

Date: January 2, 2025	By:	/s/ Blair Jordan
Blair Jordan
Interim Chief Executive Officer